Exhibit 10.1
FIRST AMENDMENT TO
AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT
(NICOTINIC ALPHA-7 PROGRAM)
     This FIRST AMENDMENT TO AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT (NICOTINIC ALPHA-7 PROGRAM) (this “Amendment”) is executed to be effective this 30th day of March, 2007, by and among Memory Pharmaceuticals Corp. (“Memory”), and F. Hoffmann-La Roche Ltd. and Hoffmann-La Roche Inc. (together, “Roche”).
     WHEREAS, Memory and Roche have previously entered into an Amended and Restated Strategic Alliance Agreement (Nicotinic Alpha-7 Program) (including its schedules, appendices, and letter listing Memory compounds) dated as of the 27th day of February, 2006 (the “Agreement”), which sets forth the Parties’ rights, duties and obligations under the Agreement; and
     WHEREAS, the Parties wish to amend the Agreement and agree to the other provisions as set forth herein.
     NOW, THEREFORE, in consideration for the foregoing promises and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows:
1.	Schedule 1 to the Agreement is hereby amended by amending and restating in its entirety Item 2 under the heading [*] to read as set forth on Schedule A attached hereto.

2.	This Amendment, along with the Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter of the Agreement. All other terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.
[Signature block on the next page]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

     IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective as of the day and year first above written.

MEMORY PHARMACEUTICALS		HOFFMANN-LA ROCHE INC.
CORP.

By:	/s/ James R. Sulat	By:	/s/ Warwick S. Bedwell

	Name: James R. Sulat		Name:	Warwick S. Bedwell
	Title: President and CEO		Title:	Vice President
Global Head of Business Development

F. HOFFMANN-LA ROCHE LTD

		By:	/s/ Stefan Arnold

			Name:	Stefan Arnold
			Title:	Stv. Direktor

		By:	/s/ Dr.	Tobias Kiechle

			Name:	Dr. Tobias Kiechle
			Title:	Stv: Direktor
Global Head Alliance Management
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Schedule A
Amended and Restated Item 2 under the heading
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED